UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 29, 2022

METAVESCO, INC.

(Exact name of registrant as specified in its charter)

Nevada	811-08387	54-1694665
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 Peachtree Pkwy, Suite 4245

Cumming, GA 30041

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (678) 341-5898

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed on October 21, 2021 by Metavesco, Inc. (the “Company”) with the Securities and Exchange Commission on October 18, 2021, the Company issued a promissory note in the principal amount of $100,000 (the “Note”) to Ryan Schadel, who is the Company’s Chief Executive Officer, sole director and majority stockholder of the Company. The principal amount due under the Note bears interest at the rate of 0.01% per annum. Any unpaid principal amount and any accrued interest is due on October 18, 2022; provided, however, that Mr. Schadel may demand payment of all or any portion of the outstanding principal amount of, and accrued interest under, the Note be paid at any time. The Note is unsecured and there is no prepayment penalty.

On August 29, 2022, the Company entered into an Amendment to Demand Promissory Note, dated August 29, 2022, by and between the Company and Mr. Schadel (the “Note Amendment”). Pursuant to the terms of the Note Amendment, the maturity date of the Note was extended to October 23, 2023, and the interest rate of the Note was increased to 5% as of and following August 29, 2022. As consideration for extension of the maturity date, the Company agreed to issue to Mr. Schadel 15,000 shares of the Company’s common stock. The Company issued such shares to Mr. Schadel on August 29, 2022.

The foregoing description of the Note Amendment does not purport to be complete and is qualified in its entirety by reference to the Note Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Demand Promissory Note, dated as of August 29, 2022, issued by the registrant to Ryan Schadel.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metavesco, Inc.

Date: September 2, 2022	By:	/s/ Ryan Schadel
Ryan Schadel
Chief Executive Officer